UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

Unicycive Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40582	81-3638692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1975 W. El Camino Real, Suite 204

Mountain View, CA 94040

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 351-4495

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	UNCY	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 3, 2026, a securities class action lawsuit was filed in United States District Court for the Northern District of California against Unicycive Therapeutics, Inc. (the “Company”) and certain of its officers. This action alleges violations of the federal securities laws in connection with public statements by the Company relating to its new drug application for oxylanthanum carbonate phosphate binder for the treatment of hyperphosphatemia in chronic kidney disease patients on dialysis. The Company believes the claims are meritless and intends to vigorously defend the lawsuit.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2026

UNICYCIVE THERAPEUTICS, INC.

By:	/s/ John Townsend
John Townsend
Chief Financial Officer

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